Insurance	9 Months Ended
Sep. 30, 2015
Insurance [Abstract]
Insurance
Insurance

Securities owned by U.S.-based insurance subsidiaries having a carrying value of approximately $26 million at December 31, 2014, were on deposit as required by regulatory authorities.

FHLB Funding Agreements   GALIC is a member of the Federal Home Loan Bank of Cincinnati (“FHLB”). The FHLB makes advances and provides other banking services to member institutions. Members are required to purchase stock in the FHLB in addition to maintaining collateral deposits that back any funds advanced. GALIC’s $40 million investment in FHLB capital stock at September 30, 2015 (unaudited), is included in other investments at cost. Membership in the FHLB provides the annuity operations with a substantial additional source of liquidity. These advances further the FHLB’s mission of improving access to housing by increasing liquidity in the residential mortgage-backed securities market. In the second quarter of 2013, the FHLB advanced GALIC $200 million (included in annuity benefits accumulated), increasing the total amount advanced to $440 million at both December 31, 2013 and December 31, 2014. In the second quarter of 2015, the FHLB advanced GALIC an additional $300 million, increasing the total amount advanced to $740 million at September 30, 2015 (unaudited). Interest rates under the various funding agreements on these advances range from 0.02% to 0.23% over LIBOR (average rate of 0.44% at September 30, 2015 (unaudited) and 0.32% at December 31, 2014). While these advances must be repaid between 2016 and 2020, GALIC has the option to prepay all or a portion of the advances. The advances on these agreements are collateralized by mortgage-backed securities with a fair value of $908 million and $544 million (included in available for sale fixed maturity securities) at September 30, 2015 (unaudited) and December 31, 2014, respectively. Interest credited on the funding agreements, which is included in annuity benefits, was $2 million in the first nine months of 2015 (unaudited), $1 million in both 2014 and 2013 and less than $1 million in 2012.

Statutory Information   GALIC and its insurance subsidiaries are required to file financial statements with state insurance regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Net earnings and capital and surplus on a statutory basis for all GALIC insurance subsidiaries were as follows (in millions):

	Net Earnings			Capital and Surplus
	2014	2013	2012	2014	2013
GALIC consolidated life insurance companies	$384	$285	$186	$1,636	$1,512

The National Association of Insurance Commissioners’ (“NAIC”) model law for risk based capital (“RBC”) applies to life insurance companies. RBC formulas determine the amount of capital that an insurance company needs so that it has an acceptable expectation of not becoming financially impaired. Companies below specific trigger points or ratios are subject to regulatory action. At December 31, 2014 and 2013, the capital ratios of all GALIC life insurance companies substantially exceeded the RBC requirements. GALIC’s insurance companies did not use any prescribed or permitted statutory accounting practices that differed from the NAIC statutory accounting practices at December 31, 2014 or 2013.

GALIC paid dividends to GAFRI totaling $80 million during the first nine months of 2015 (unaudited) and $200 million and $115 million in 2014 and 2013, respectively. The maximum amount of dividends that can be paid to shareholders in 2015 by life insurance companies domiciled in the State of Ohio without prior approval of the Insurance Commissioner is the greater of 10% of statutory surplus as regards to policyholders or statutory net income as of the preceding December 31, but only to the extent of statutory earned surplus as of the preceding December 31. The maximum amount of dividends payable in 2015 by GALIC without prior approval is $356 million, based on net income. The maximum amount of dividends receivable from GALIC’s subsidiaries in 2015 without prior approval is $28 million.

Reinsurance   GALIC and its subsidiaries have reinsured approximately $12.15 billion of its $15.81 billion in face amount of life insurance at December 31, 2014 compared to $12.82 billion of its $17.01 billion in face amount of life insurance at December 31, 2013. Life written premiums ceded were $36 million, $38 million and $38 million for 2014, 2013 and 2012, respectively. Reinsurance recoveries on ceded life policies were $55 million, $54 million and $64 million for 2014, 2013 and 2012, respectively. To the extent that any reinsuring companies are unable to meet obligations under agreements covering reinsurance ceded, GALIC and its insurance subsidiaries would remain liable.

During 2012, in conjunction with and prior to the sale of certain affiliated insurance companies to Cigna, the affiliated companies entered into a reinsurance agreement with GALIC in which 100% of all its life and annuity business was ceded to GALIC. Under the agreement, all activity on these policies after existing reinsurance was assumed by GALIC. There was no ceding commission on this transaction. At December 31, 2014 and 2013, GALIC had $286 million and $303 million, respectively, in reserves for the life and annuity business assumed under this transaction.

Fixed Annuities   For certain products, the liability for “annuity benefits accumulated” includes reserves for excess benefits expected to be paid on future deaths and annuitizations (“EDAR”), guaranteed withdrawal benefits and accrued persistency and premium bonuses. The liabilities included in GALIC’s Balance Sheet for these benefits, excluding the impact of unrealized gains on securities, were as follows at December 31 (in millions):

	2014	2013
Excess death and annuitization	$213	$197
Guaranteed withdrawal benefits	151	71
Accrued persistency and premium bonuses	14	15

Variable Annuities   At December 31, 2014, the aggregate guaranteed minimum death benefit value (assuming every variable annuity policyholder died on that date) on GALIC’s variable annuity policies exceeded the fair value of the underlying variable annuities by $23 million, compared to $26 million at December 31, 2013. Death benefits paid in excess of the variable annuity account balances were less than $1 million in each of the last three years.